                                                                  Exhibit 10(ll)

                  THIRD AMENDMENT TO JOINT VENTURE AGREEMENT
                                      OF
                       FUND VIII AND FUND IX ASSOCIATES

  THIS THIRD AMENDMENT TO JOINT VENTURE AGREEMENT (the "Third Amendment") is made and entered into as of the 18th day of February, 1997, by and between WELLS REAL ESTATE FUND VIII, L.P. ("Fund VIII"), a Georgia limited partnership having Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership, as general partners, and WELLS REAL ESTATE FUND IX, L.P. ("Fund IX"), a Georgia limited partnership also having Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership, as general partners (each of the parties hereto is referred to herein as a "Venturer" and together as the "Venturers").

                             W I T N E S S E T H :

  WHEREAS, the Venturers have previously formed a joint venture (the "Joint Venture") pursuant to that certain Joint Venture Agreement of Fund VIII and Fund IX Associates dated June 10, 1996, as amended by that certain First Amendment to Joint Venture Agreement of Fund VIII and Fund IX Associates dated October 10, 1996, and as further amended by that certain Second Amendment to Joint Venture Agreement of Fund VIII and Fund IX Associates dated January 7, 1997 (collectively, the "Joint Venture Agreement"); and

  WHEREAS, the Joint Venture was formed for the acquisition, ownership, development, leasing, operation, sale and management of certain "Properties" described on Exhibit "A" to the Joint Venture Agreement; and

  WHEREAS, the Joint Venture has previously acquired three properties, one of which is located in Dane County, Wisconsin, which is described on Exhibit "A" to the Joint Venture Agreement, one of which is located in Dallas County, Texas, which is described on Exhibit "A" to the First Amendment to Joint Venture Agreement, and one of which is located in Orange County, California, which is described on Exhibit "A" to the Second Amendment to the Joint Venture Agreement; and

  WHEREAS, the Venturers now desire to cause the Venture to acquire a fourth property located in Boulder County, Colorado, which is more particularly described on Exhibit "A" to this Third Amendment (the "New Property"), and the Venturers desire to amend the Joint Venture Agreement to contemplate the acquisition of the New Property by the Venture.

  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree, and the Joint Venture Agreement is hereby amended, as follows:

                                      I.

                           AMENDMENT TO SECTION 1.23

        Section 1.23 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

        "1.23 "Property" means any particular tract of land (and all rights and
              ----------
     appurtenances incident thereto) acquired and owned by the Venture and all improvements located, constructed or developed thereon, as more particularly described on Exhibit "A" hereto, as may be amended from time to time, including that certain real property located in Dane County, Wisconsin, as more particularly described on Exhibit "A" to the Joint Venture Agreement, that certain real property located in Dallas County, Texas, as more particularly described on Exhibit "A" to the First Amendment to Joint Venture Agreement, that certain real property located in Orange County, California, as more particularly described on Exhibit "A" to the Second Amendment to Joint Venture Agreement, and that certain real property located in Boulder County, Colorado, as more particularly described on Exhibit "A" to the Third Amendment to the Joint Venture Agreement."

                                      II.

                           AMENDMENT TO SECTION 3.1

        Section 3.1 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

  "3.1  Capital Contributions.  The parties hereto hereby acknowledge, agree and
        ---------------------
confirm that, as of December 31, 1996, the amount of aggregate Capital Contribution made to the Venture by each of the Venturers and the Distribution Percentage Interest of each of the Venturers was as follows:

                                    Distribution
                        Capital      Percentage
        Venturer     Contributions    Interest
        -----------  -------------  -------------
        Fund VIII       $4,725,614         49.88%
        Fund IX         $4,748,973         50.12%

  The Venturers shall make Capital Contributions to the Venture for the acquisition of the New Property in such relative amounts as are mutually agreed to by the Venturers, and shall from time to time make such additional Capital Contributions to the Venture in such amounts as are agreed to by the Venturers."

                                     III.

                           AMENDMENT TO EXHIBIT "A"

  The Exhibit "A" of the Joint Venture Agreement is hereby amended by adding Exhibit "A" hereto to, and making said Exhibit "A" hereto a part of, Exhibit "A" to the Joint Venture Agreement.

                                      IV.

                                RECERTIFICATION

  Except as specifically amended hereby, the Joint Venture Agreement shall continue and remain in full force and effect.

  IN WITNESS WHEREOF, the undersigned Venturers have executed this Third Amendment to Joint Venture Agreement to Fund VIII and Fund IX Associates under seal as of the day and year first above written.

                                  WELLS REAL ESTATE FUND VIII, L.P.
                                  A Georgia Limited Partnership

                                  By:  Wells Partners, L.P.
                                       A Georgia Limited Partnership
                                      (As General Partner)

                                      By:  Wells Capital, Inc.
                                           A Georgia Corporation
                                           (As General Partner)

Signed, sealed and delivered               By: /s/ Leo F. Wells, III
in the presence of:                           ------------------------------
                                              Leo F. Wells, III
                                              President
/s/ R. Douglas Wright
----------------------------
Unofficial Witness                              [Corporate Seal]

/s/ Wendy T. Chambers
----------------------------
Notary Public

Signed, sealed and delivered      By: /s/ Leo F. Wells, III
in the presence of:                  ----------------------------------------
                                      Leo F. Wells, III
                                      General Partner
/s/ R. Douglas Wright
----------------------------
Unofficial Witness

/s/ Wendy T. Chambers
----------------------------
Notary Public

                                WELLS REAL ESTATE FUND IX, L.P.
                                A Georgia Limited Partnership

                                By:  Wells Partners, L.P.
                                     A Georgia Limited Partnership
                                     (As General Partner)

                                     By:  Wells Capital, Inc.
                                          A Georgia Corporation
                                          (As General Partner)

Signed, sealed and delivered              By: /s/ Leo F. Wells, III
in the presence of:                          ------------------------------
                                             Leo F. Wells, III
                                             President
/s/ R. Douglas Wright
----------------------------
Unofficial Witness                              [Corporate Seal]

/s/ Wendy T. Chambers
----------------------------
Notary Public


Signed, sealed and delivered    By: /s/ Leo F. Wells, III
in the presence of:                -----------------------------------------
                                   Leo F. Wells, III
                                   General Partner
/s/ R. Douglas Wright
----------------------------
Unofficial Witness

/s/ Wendy T. Chambers
----------------------------
Notary Public